EXHIBIT NO. 99.1
The X-Change Corporation
File No. 002-41703
Form 8-K
Report date: May 31, 2011

PRESS RELEASE
FOR IMMEDIATE RELEASE

DALLAS, TX--(Marketwire - 05/25/11) - The X-Change Corporation (Pinksheets:XCHC
- News) today announced that through its subsidiary, LDC Collections Systems, Inc., it has acquired a 155-foot ship called The Texas Star Casino, fully equipped as an offshore casino and entertainment destination. The ship was acquired from CJP Entertainment, LLC in an all-stock transaction for 2,000,000 shares of newly issued X-Change restricted common stock. The casino ship has 250 slot machines, various gaming tables including poker, craps, and roulette.

The ship is currently located in Freeport, Texas, and the Company intends to find appropriate dockage in the Galveston area. The Texas Star was built in 1977 and converted to its present form in 1986. It has a cruising speed of 11 knots and will operate outside the nine-mile Texas sovereignty limit, providing entertainment, drinks and dining, and two bars with a galley to serve light food.

The Company is currently in talks with a Nevada licensed gaming operator to joint venture the operation of the ship. There will be some improvements made on the ship and the equipment for customer comfort prior to starting operations. It is currently the plan to have the ship in operation at the beginning of the fall season. Additional information can be found on the company web site at xchccorp.com.

"In addition, we are pleased to announce today the appointment of a third outside director to X-Change's board," said X-Change CEO, Dr. Haviland Wright. "R. Wayne Duke is the Dallas-based chairman and CEO of Industrial Clearinghouse, a large clearinghouse for industrial MRO products serving the petroleum industry."

ABOUT THE X-CHANGE CORPORATION ?The X-Change Corporation is a publicly traded company. In March, 2010, X-Change began a restart after a period of dormancy. Management believes that the new direction indicated by the acquisition of The Texas Star will better serve the Company's shareholders.

FORWARD-LOOKING STATEMENTS?Information provided and statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this
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press release and X-Change Corporation assumes no obligation to update the information included in this press release. Statements made in this press release that are forward-looking in nature may involve risks and uncertainties. These statements include, without limitation, statements regarding the effects or benefits of the proposed transaction and often include words such as "approximately," "believe," "expect," "anticipate," "intend," "plan," "estimate," "may," "will," "continue" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about X-Change Corporation's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond X-Change Corporation's control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other releases and public filings made by X-Change Corporation (including X-Change Corporation's filings with the SEC). Although X-Change Corporation believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, X-Change Corporation also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this press release.

CONTACT:

CONTACT INFORMATION:
Haviland Wright
President & CEO
Email: info@xchccorp.com
Tel: 1 (972) 386-7360
Web: www.xchccorp.com